SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service – Employer Identification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

ITEM 12. Results of Operations and Financial Condition.

On July 20, 2004, Flotek Industries, Inc. issued a press release disclosing its financial results for the second quarter of 2004. The press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

      (a) Exhibits:ExhibitNumber

         Description of Exhibit

99.1 News Release dated July 20, 2004

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2004

/s/ Lisa Bromiley

_________________

Lisa Bromiley

Chief Financial Officer